Exhibit 10.1.17

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***].

IRIDIUM

Iridium Satellite LLC 6701 Democracy Blvd., Suite 500 Bethesda, Maryland 20817 USA
23 December, 2005	T: +1-301-571-6200 F: +1-301-571-6250

Bill Peltola

Vice President

Aircell, Inc.

1172 Century Drive

Building B, Suite 280

Louisville, CO 80027

TOPIC: RUDICS Airtime Pricing [***]

Iridium has experienced phenomenal growth over the past few years. When we launched the business in 2001, we focused on our core strengths at the time: low-cost satellite voice services and equipment. Shortly thereafter, and in response to market demand, our focus broadened to include satellite data communications. Now, with the emergence of new technologies such as Bluetooth and Wi-Fi, Iridium has also expanded its reach into other applications and markets through our partnerships with value added developers, resellers and manufacturers. As Iridium’s data offerings enable specialized embedded applications, we are positioning ourselves as a strong competitor in the market for satellite data services. [***]

Iridium’s equipment pricing provides users with a low-cost option for satellite data communications. [***].

If you have any questions please contact your Channel Manager or Global Alliance Manager.

Sincerely,

/s/ Greg Ewert
Greg Ewert
EVP, Sales, Marketing & Business Development

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IRIDIUM GLOBAL VALUE ADDED RESELLER AGREEMENT AMENDMENT

Acknowledgement of Receipt

This Amendment to the Iridium Global Value Added Reseller Agreement (“VAR Agreement”) between Iridium Satellite LLC, and AirCell Inc. (hereinafter the “Agreement”) is dated December 23, 2005. Except as expressly amended hereby, the terms and provisions of the VAR Agreement shall continue in full force and effect.

Exhibit C of the VAR Agreement is hereby amended and replaced with Attachment A to this Agreement.

Acknowledgement of Receipt:

AirCell Inc.

Signature:

/s/ Bill Peltola
Print Name:	Bill Peltola

Date: 1/4/06

Please return this completed acknowledgement to:

Iridium Satellite LLC

Attn: David Wigglesworth

6701 Democracy Blvd, Suite 500

Bethesda, MD 20817

USA

Phone +1-301-571-6200

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Attachment A

Exhibit C Section 2

(Global Value Added Reseller Agreement)

IRIDIUM SERVICES RATES — CIRCUIT SWITCHED DATA USING RUDICS

This annex sets forth current Iridium wholesale data service rates for calls originated or terminated using RUDICS (all prices in US$).

1.	CHARGES FOR SATELLITE CALLS VIA RUDICS BILLED IN 20 SECOND INCREMENTS

The table below details call rates for data calls via the Iridium satellite network terminated or originated using RUDICS. Prices are in US$ and are shown on a per minute basis. There are charges to the Iridium subscriber for both Mobile Originated and Mobile Terminated calls.

[***]

2.	RUDICS Fees

3. The table below details one-time, recurring and per occurrence fees applicable for integrating with the Iridium RUDICS capability and for continuing monthly service. Prices are in US$.

[***]

4.	VALUE ADDED SERVICES INCLUDED IN SIM CARD SUBSCRIPTION MONTHLY FEE

[***]

5.	ACTIVATION CHARGES

[***]

6.	TAXATION

Prices do not include any taxes. Taxes, if applicable, will be itemised and included separately.

7.	DEFINITIONS

IDM	Iridium Data Module

IDM-RUDICS	Call-type: An IDM originates a data call via the Iridium satellite network terminating via the RUDICS capability.

RUDICS-IDM	Call-type: A call originated from RUDICS terminating at an IDM via the Iridium satellite network.

Iridium Satellite	Iridium Satellite Service gives the customer access to the Iridium satellite network

MSISDN	Mobile Subscriber Integrated Services Digital Network number (the Iridium phone number assigned to a subscriber)

MO	Mobile Originated

MT	Mobile Terminated

RUDICS	Router based Unrestricted Digital Interworking Connectivity Solution. [RUDICS allows digital data connections via the Iridium Gateway without using the PSTN.]

SIM	Subscriber Identity Module

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